EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”), its affiliate Meridian Asset Services LLC (“MAS”), or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC and Meridian Asset Services, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by Metropolitan Life Insurance Company (“Client” or “MLIC”) in multiple bulk transactions and were reviewed by AMC on behalf of such party or results were conveyed to the Client via a reliance letter from another AMC client. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC and MAS. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	2,096 mortgage loans
▪	“Data Integrity Review”:	2,096 mortgage loans
▪	“Payment History Review”:	2,096 mortgage loans
▪	“Title Review”:	2,096 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report

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related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (2,113 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

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v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and

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▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Integrity Review
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review and the Modification Review (the Modification Review was a review of modified terms for the mortgage loans). The 41 fields below were reviewed, where possible, during the Data Integrity Review.

ARM Index	Max Rate	Orig First Pay Date	Property Type	StepRate2
ARM Margin	Min Rate	Orig P&I	Rate Adj Period	StepRate3
ARM/Fix	Mod First Pay Date	Orig Rate	Remaining PRA	StepRate4
Balloon Flag	Mod Flag	Period Cap	Sales Price	Ioflag
Borrower Last Name	Modification Date	Period Floor	StepDate1	Ioexpir
Current Maturity Date	Note Date	Prop Address	StepDate2
First Pay Chg Date	Orig Appr	Prop City	StepDate3
First Rate Change Date	Orig Bal	Prop State	StepDate4
Loan Purpose	Total Deferred Balance	Prop Zip	StepRate1

Payment History Review
AMC performed a 36-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population with a status date as of 12/31/2018 and a review period of 1/1/2016 through 12/31/2018.

Title Review
As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW
There were 2,096 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 1,809 (86.31%) of the mortgage loans had exceptions; however, only 166 (7.92%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. Of the 2,096 mortgage loans reviewed for compliance, 1,301 were reviewed by AMCD and 795 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (2,096 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular

%

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court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated (2,096 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	287	13.69%
B	1,643	78.39%
C	19	0.90%
D	147	7.01%
Total	2,096	100.00%

AMC Diligence, LLC (1,301 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	210	16.14%
B	998	76.71%
C	13	1.00%
D	80	6.15%
Total	1,301	100.00%

JCIII & Associates, LLC (795 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	77	9.69%
B	645	81.13%
C	6	0.76%
D	67	8.43%
Total	795	100.00%

DATA INTEGRITY REVIEW RESULTS SUMMARY (2,096 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review and the Modification Review (the Modification Review was a review of modified terms for the mortgage loans). In total there were 41 unique fields included in the Data Integrity Review. Data variances were found on 1,804 (62.08%) of the mortgage loans reviewed across 31 unique fields.

Field	Count	% of Loans
Original P&I	1263	60.26%
Original Interest Rate	952	45.42%
StepDate1	646	30.82%
StepRate1	646	30.82%
StepDate2	547	26.10%
StepRate2	546	26.05%
StepDate3	384	18.32%
StepRate3	384	18.32%
Property Type	252	12.02%

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First Payment Change Date	219	10.45%
Purpose	195	9.30%
Appraised Value	192	9.16%
Amortization Type	164	7.82%
Maturity Date	77	3.67%
First Payment Date	72	3.44%
Total Deferred Balance	66	3.15%
IO expiration	62	2.96%
Note Date	57	2.72%
StepDate4	50	2.39%
StepRate4	50	2.39%
Street	49	2.34%
Interest Only	37	1.77%
Has Modification?	34	1.62%
First Interest Rate Change Date	31	1.48%
Borrower Last Name	29	1.38%
Balloon	23	1.10%
Zip	19	0.91%
Original Loan Amount	17	0.81%
City	11	0.52%
Index Type	7	0.33%
Margin	2	0.10%

EXCEPTION SUMMARY (2,096 Mortgage Loans)
Exception listings have been separated for the mortgage loans reviewed by AMCD as well as the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review and reflect only compliance EV2s or EV3s, as noted when conducting the original review in question. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

AMC Diligence, LLC (1,301 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.
Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	80
		Incomplete File	4
		Missing, Incorrect, or Incomplete Note	2
		Missing, Incorrect, or Incomplete Final TIL	1
		Total Compliance Grade (D) Exceptions:	87
	C	State Defect	15
		Missing, Incorrect, or Incomplete HUD-1	4
		TILA	1

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	Missing Required Data (other than HUD-1 or Note)	1
	Total Compliance Grade (C) Exceptions:	21
B	TILA	616
	Missing Application Date	530
	RESPA	480
	FACTA	276
	Missing, Incorrect, or Incomplete GFE	154
	Misc. State Level	115
	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	117
	Missing, Incorrect, or Incomplete Final TIL	108
	Missing, Incorrect, or Incomplete Initial TIL	76
	TIL	52
	Missing Non-Required Data	51
	1003	31
	Final TIL Estimated	29
	Missing, Incorrect, or Incomplete Final or Initial 1003	26
	LTV Test	26
	State Defect	20
	State Late Charge	17
	Missing Required Data (other than HUD-1 or Note)	9
	TIL-MDIA	3
	Compliance	2
	Safe Act	2
	Missing Required Data	1
	FHA	1
	Missing, Incorrect, or Incomplete Note	1
	State HPML	1
	Missing Disclosure	1
	Total Compliance Grade (B) Exceptions:	2,745
Total Compliance Exceptions:		2,853

JCIII & Associates, LLC (795 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.
Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	66
		Missing, Incorrect, or Incomplete Note	5
		Total Compliance Grade (D) Exceptions:	71
	C	State Defect	18
		State Late Charge	5
		Total Compliance Grade (C) Exceptions:	23

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B	FACTA	246
	Misc. State Level	2181
	Missing Disclosure	206
	Missing, Incorrect, or Incomplete Final TIL	164
	Missing, Incorrect, or Incomplete GFE	225
	Missing, Incorrect, or Incomplete Initial TIL	235
	NMLS	1
	RESPA	317
	TILA	119
	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	66
	TIL-MDIA	3
	Total Compliance Grade (B) Exceptions:	3,763
Total Compliance Exceptions:		3,857

PAYMENT HISTORY REVIEW SUMMARY (2,096 Mortgage Loans)
A 36-month Payment History review was completed by AMCD on a total of 2,096 mortgage loans. Of such mortgage loans, 2,095 (99.95%) had complete pay history strings and 1 mortgage loan (0.05%) had an incomplete pay history string. Of these mortgage loans, 2,090 mortgage loans (99.71%) had no delinquencies during the lookback period and no missing pay history data and 1 mortgage loan (0.05%) did not show a delinquency; but was missing certain pay history data. The remaining 5 mortgage loans (0.24%) showed evidence of one or more delinquencies but had full pay history data. As of the 12/31/2018 cutoff date, all 2,096 mortgage loans were current.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquencies, Full Data	2,090	99.71%
No Delinquencies, Some Missing Data	1	0.05%
Delinquencies, Full Data	5	0.24%
Delinquencies, Some Missing Data	0	0.00%
Total	2,096	100.00%

Lookback Period (months)	Loan Count	% of Loans
36	2,096	100.00%
Total	2,096	100.00%

MAS TAX AND TITLE REVIEW SUMMARY (2,096 Mortgage Loans)
As part of the due diligence services, the Client provided AMC (MAS) with identifying data on 2,096 mortgage loans. Based on the scope of review set forth herein, 255 critical findings were identified on 200 mortgage loan files in this population and these critical findings are summarized as follows:

▪
111 Prior Mortgage issues were identified across 100 mortgage loan files. Except with respect to 2 Prior Mortgage issues across 2 mortgage loan files, all 98 files were determined to contain a Title Policy on which there were no stated Title Policy coverage exceptions which explicitly preclude coverage for the issue in question.

▪
8 Prior Lien issues were identified across 4 mortgage loan files. All 4 files were determined to contain a Title Policy on which there were no stated Title Policy coverage exceptions which explicitly preclude coverage for the issue in question.

▪	16 mortgage loan files were identified by the title search vendor to have delinquent property taxes.
▪	31 Association Lien issues with some level of limited lien priority were identified across 23 mortgage loan files.

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▪	45 Municipal Lien issues were identified across 25 mortgage loan files.
▪	8 Property Tax Lien issues were identified across 7 mortgage loan files.
▪	31 mortgage loan files were identified as having potential Deed Vesting concerns of substance.
▪	4 mortgage loan files were identified to have Miscellaneous items of substance, which are detailed more fully within the attached schedule.
▪	28 Loans where an updated property tax status was unknown or unavailable.

ADDITIONAL SUMMARY*
Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	273	13.02%
Cash Out: Home Improvement/Renovation	15	0.72%
Cash Out: Other/Multi-purpose/Unknown Purpose	460	21.95%
First Time Home Purchase	240	11.45%
Other-than-first-time Home Purchase	590	28.15%
Rate/Term Refinance - Lender Initiated	1	0.05%
Rate/Term Refinance - Borrower Initiated	420	20.04%
Construction to Permanent	87	4.15%
HELOC	2	0.09%
Unavailable	8	0.38%
Total	2,096	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	1,366	65.17%
Condo, Low Rise	181	8.64%
Condo, High Rise	11	0.52%
Condotel	1	0.05%
dPUD	82	3.91%
PUD	177	8.44%
Townhouse	6	0.29%
Single-wide Manufactured Housing	13	0.62%
Double-wide Manufactured Housing	12	0.57%
1 Family Attached	11	0.52%
2 Family	64	3.05%
3 Family	11	0.52%
4 Family	7	0.33%
Other	21	1.00%
Unavailable	133	6.35%
Total	2,096	100.00%

Lien Position	Loan Count	% of Loans
1	2,095	99.95%

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Unknown	1	0.05%
Total	2,096	100.00%

Original Term	Loan Count	% of Loans
0-120 Months	14	0.67%
121-180 Months	28	1.34%
181-240 Months	13	0.62%
241-360 Months	1,870	89.22%
361+ Months	66	3.15%
Unknown	105	5.00%
Total	2,096	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	1,334	63.65%
Adjustable	761	36.31%
Unknown	1	0.05%
Total	2,096	100.00%
*Some “% of Loans” may not add to 100% due to rounding.

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